Fund/Ticker

Fidelity U.S. Government Reserves/FGRXX

Summary Prospectus

January 29, 2011

Fund Summary

Fund:
Fidelity® U.S. Government Reserves

Investment Objective

The fund seeks as high a level of current income as is consistent with the security of principal and liquidity.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (fees paid directly from your investment)
Wire redemption fee	$5.00

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.17%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.15%
Total annual fund operating expenses	0.32%

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 33
3 years	$ 103
5 years	$ 180
10 years	$ 406

Principal Investment Strategies

  Normally investing at least 80% of assets in U.S. Government securities and repurchase agreements for those securities.
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.

Summary Prospectus

  Potentially entering into reverse repurchase agreements.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year. Past performance is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Year-by-Year Returns

Calendar Years	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
	4.11%	1.62%	0.91%	1.09%	2.95%	4.77%	4.97%	2.45%	0.37%	0.02%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.39%	March 31, 2001
Lowest Quarter Return	0.00%	March 31, 2010

Average Annual Returns

For the periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity U.S. Government Reserves	0.02%	2.50%	2.31%

Summary Prospectus

Fund Summary - continued

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Purchase and Sale of Shares

You may buy or sell shares of the fund through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share of the fund is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share of the fund is its NAV. Your shares will be sold at the NAV next calculated after your order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

Initial Purchase Minimum	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Summary Prospectus

Payments to Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including retirement plan sponsors, administrators, or service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Summary Prospectus

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design and FAST are registered service marks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.922438.100 FUS-sum-0111